EXHIBIT 10.3

NOTICE OF FINAL AGREEMENT

Principal $3,373,343.69	Loan Date 08-16 -2010	Maturity 01-10-2011	Loan No 1089922418	Call / Coll 410 / 4	Account MACC PE00	Officer 755	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES INC.	Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY
101 2ND ST SE SUITE 800	500 1ST AVENUE NE STE 100
CEDAR RAPIDS, IA 52401-1219	CEDAR RAPIDS, IA 52401

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a Variable Rate Nondisclosable Loan to a Corporation for $3,373,343.69 due on January 10, 2011.
Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS
Change In Terms Agreement                                               Disbursement Request and Authorization
Notice of Final Agreement                                                    Fourth Amendment to Business Loan Agreement

Parties. The term “Parties” means CEDAR RAPIDS BANK AND TRUST COMPANY and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:
Borrower:                     MACC PRIVATE EQUITIES INC.

Each Party who signs below, other than CEDAR RAPIDS BANK AND TRUST COMPANY, acknowledges, represents, and warrants to CEDAR RAPIDS BANK AND TRUST COMPANY that it has received, read and understood this Notice of Final Agreement. This Notice is dated August 16, 2010.

BORROWER:

MACC PRIVATE EQUITIES INC.		Company Name

By:	/s/ Michael W. Dunn	By:	/s/Derek J. Gaertner
	Michael W. Dunn, Chairman of the Board of MACC PRIVATE EQUITIES INC.		Derek J. Gaertner, CFO & CCO of MACC PRIVATE EQUITIES INC.

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:	/s/ John Hall
John Hall, Asst. Vice President

LASER PRO Lending, Ver. 5.52.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - IA W:\CRBT\CFI\LPL\D20C.FC   TR-5224 PR-9